Securities and Exchange Commission
                        Washington, D.C., 20549

                              FORM 8-K/A

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                    Date of Report May 9, 2002
                    -------------------------------

                     Commission file Number 0-28416

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                            ValCom, Inc.
       (Name of small business issuer specified in its charter)
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
         Delaware                                  58-1700840
         ---------                                 ----------
(State or other jurisdiction of                   (IRS Employer
incorporation or organization)                  Identification Number)

         26030 Avenue Hall - Studio #5, Valencia, California 91355
         -----------------------------------------------------
          (Address of Principal executive offices)      (Zip code)

                           (661) 257-8000
                           --------------
                       Issuer's telephone number

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ITEM 4.1) CHANGE IN REGISTRANT'S CERFIFYING
ACCOUNTANT-Weinberg & Company, CPA

   On April 23, 2002, CPA Jay J. Shapiro ("Shapiro") resigned as the Company's auditor ("ValCom" or the "Company") Effective as of that date, the Company engaged Weinberg & Company, CPA as its new independent auditor.

   For the years ended December 31, 1999 and 2000 and the transition period for the nine months ended September 30, 2001, none of the reports on the financial statements of the Company issued by Shapiro contained an adverse opinion, disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

   For the years ended December 31, 1999 and 2000 and the transition period for the nine months ended September 30, 2001, and the subsequent interim period up until April 23, 2002, the Company and Shapiro had no disagreement on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Shapiro, would have caused it to make reference to the subject matter of the disagreement in connection with any report of opinion it might have issued.

ITEM 7 (c) Exhibits.

    Exhibit 16.1 Letter from Shapiro, dated May 9, 2002



                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, ValCom, Inc. has duly caused this statement to by signed on its behalf by the undersigned, thereto duly authorized.


Dated: May 9, 2002                       ValCom, Inc.

                                         By: /s/ Vince Vellardita
                                         ------------------------
                                         Vince Vellardita

EXHIBIT "16.1"

                      JAY J. SHAPIRO, CPA
                  A Professional Corporation
              16501 Ventura Boulevard, Suite 650
                  Encino, California 91436
           Phone (818) 990-4204 / Fax (818) 990-4944


May 9, 2002

Securities and Exchange Commission
450 Fiofth Street N.W.
Washington, DC 20509

Re: ValCom, Inc.

Dear Sir/Madam:

   Pursuant to the request of the above named company, we affirm that:

   (1) We have read the Company's response to Item 4.1 of Form 8-K/A dated
       May 9, 2002; and

   (2) We agree with the response.

   Sincerely,

   /s/ Jay J. Shapiro
   ________________________
   Jay J. Shapiro CPA, P.C.